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                     CLASS A, CLASS B AND CLASS C SHARES OF
                            AIM SMALL CAP GROWTH FUND

                         Supplement dated June 13, 2001
                       to the Prospectus dated May 1, 2001

The information appearing under the heading "OTHER INFORMATION - FUND CLOSURE" on page 4 of the Prospectus is deleted in its entirety and replaced with the following:

"Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund discontinued public sales of its shares to new investors on November 8, 1999, after assets reached $500 million. In June 2001, the Board of Trustees authorized the limited reopening of the fund to retirement plans qualified under Sections 401, 403 (only to the extent they are maintained by organizations established pursuant to Section 501(c)(3)) and 457 of the Internal Revenue Code (the "Code") and Qualified State Tuition Programs created and maintained pursuant to Section 529 of the Code. Existing shareholders of the fund who maintain open accounts are permitted to continue to make additional investments in the fund.

     During this closed period, the fund may impose different standards for additional investments. Also, during this closed period the fund will continue to pay Rule 12b-1 fees, however, the Rule 12b-1 fees for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to Class A shares. The Rule 12b-1 fees for Class B and Class C shares will not be reduced during this closed period.

     The fund may resume sales of shares to other new investors at some future date if the Board of Trustees determines that it would be in the best interest of shareholders."






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                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM BASIC VALUE FUND
                            AIM SMALL CAP GROWTH FUND

                    (SERIES PORTFOLIOS OF AIM GROWTH SERIES)

                      Supplement dated June 13, 2001 to the
             Statement of Additional Information dated May 1, 2001,
                           as supplemented May 4, 2001

This supplement supercedes and replaces in its entirely the supplement dated May 4, 2001.

For the period May 3, 2001 through July 30, 2001, AG Edwards will receive, for purchases by their Growth & Income Model portfolio and their Growth Model portfolio only, full dealer reallowance on Class A Shares, an additional 50 basis points on Class B Shares and an additional 25 basis points on Class C Shares with respect to AIM BASIC VALUE FUND only.

The following replaces in its entirety the fourth paragraph under the heading entitled "INTRODUCTION" on page 1 of the Statement of Additional Information:

         "This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectuses; and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectuses and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. Effective June 13, 2001, Small Cap Fund is closed to new investors other than retirement plans qualified under Sections 401, 403 (only to the extent they are maintained by organizations established pursuant to Section 501(c)(3)) and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and Qualified State Tuition Programs created and maintained pursuant to Section 529 of the Code. Existing shareholders of the fund who maintain open accounts are permitted to continue to make additional investments in the Small Cap Fund."

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The following replaces in its entirety the first paragraph under the heading entitled "THE DISTRIBUTION PLANS - THE CLASS A AND C PLAN" on page 28 of the Statement of Additional Information:

         "The Trust has adopted a Master Distribution Plan as amended, pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares pay 0.35% per annum of the average daily net assets attributable to Class A shares as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During the period that Small Cap Fund is closed to new investors other than retirement plans qualified under Sections 401, 403 (only to the extent they are maintained by organizations established pursuant to Section 501(c)(3)) and 457 of the Code and Qualified State Tuition Programs created and maintained pursuant to Section 529 of the Code, Small Cap Fund will reduce this payment for Class A shares from 0.35% to 0.25% per annum. Under the Class A and C Plan, Class C shares of each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Funds. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan. Activities appropriate for financing under the Class A Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan."

The following paragraph is added after the twelfth paragraph under the heading "INVESTMENT ADVISORY AND ADMINISTRATION SERVICES" on page 23 of the Statement of Additional Information.

"For these services, each Fund pays AIM an advisory fee, computed daily and paid monthly, based on its average daily net assets, at the annualized rate of 0.725% on the first $500 million, 0.700% on the next $500 million, 0.675% on the next $500 million and 0.65% on the amounts thereafter."



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